                                                                    Exhibit 99.1

Noteholders' Statement for Student Loan Funding 1999 - A/B Trust
Student Loan Senior & Subordinate Asset Backed Notes for Collection Period Ending: November 30, 1999

CUSIP
Senior Series 1999 A-1                                                                         86387AAA7
                                                                                    ---------------------
Senior Series 1999 A-2                                                                         86387AAB5
                                                                                    ---------------------
Senior Series 1999 A-3                                                                         86387AAC3
                                                                                    ---------------------
Senior Series 1999 A-4                                                                         86387AAD1
                                                                                    ---------------------
Senior Series 1999 A-5                                                                         86387AAE9
                                                                                    ---------------------
Senior Series 1999 A-6                                                                         86387AAF6
                                                                                    ---------------------
Subordinate Series 1999 B-1                                                                    86387AAG4
                                                                                    ---------------------

DISTRIBUTION DATE                                                                        January 3, 2000
                                                                                    ---------------------

(a) Amount of principal being paid or distributed:
                  (i)             1999 A-1 Notes:                                                  $0.00
                  (ii)            1999 A-2 Notes:                                                  $0.00
                  (iii)           1999 A-3 Notes:                                                  $0.00
                  (iv)            1999 A-4 Notes:                                                  $0.00
                  (v)             1999 A-5 Notes:                                                  $0.00
                  (vi)            1999 A-6 Notes:                                                  $0.00
                  (vii)           1999 B-1 Notes:                                                  $0.00

(b) Amount of interest being paid or distributed based upon the Formula Rate:
                  (i)             1999 A-1 Notes:              7 day auction                  $84.145.83
                  (ii)            1999 A-2 Notes:              7 day auction                  $82,541.67
                  (iii)           1999 A-3 Notes:                                            $405,415.67
                  (iv)            1999 A-4 Notes:                                            $444,888.89
                  (v)             1999 A-5 Notes:                                          $1,076,406.25
                  (vi)            1999 A-6 Notes:                                          $1,396,302.08
                  (vii)           1999 B-1 Notes:                                            $168,000.00

    Formula Interest Rates
                  (i)             1999 A-1 Notes:                                                 5.770%
                  (ii)            1999 A-2 Notes:                                                 5.660%
                  (iii)           1999 A-3 Notes:                                                 5.600%
                  (iv)            1999 A-4 Notes:                                                 6.950%
                  (v)             1999 A-5 Notes:                                                 6.225%
                  (vi)            1999 A-6 Notes:                                                 6.225%
                  (vii)           1999 B-1 Notes:                                                 7.200%

(c) Interest Rates if they were based upon the Net Loan Rate
                  (i)             1999 A-1 Notes:                                                 7.830%
                  (ii)            1999 A-2 Notes:                                                 7.830%
                  (iii)           1999 A-3 Notes:                                                 7.830%
                  (iv)            1999 A-4 Notes:                                                 7.830%
                  (v)             1999 A-5 Notes:                                                 7.830%
                  (vi)            1999 A-6 Notes:                                                 7.830%
                  (vii)           1999 B-1 Notes:                                                 7.830%

(d) Amount of distribution allocable to any Noteholders' Interest Carryover:
                  (i)             1999 A-1 Notes:                                                  $0.00
                  (ii)            1999 A-2 Notes:                                                  $0.00
                  (iii)           1999 A-3 Notes:                                                  $0.00
                  (iv)            1999 A-4 Notes:                                                  $0.00
                  (v)             1999 A-5 Notes:                                                  $0.00
                  (vi)            1999 A-6 Notes:                                                  $0.00
                  (vii)           1999 B-1 Notes:                                                  $0.00

(e) Pool Balance at end of preceding Collection Period:                                  $343,101,915.00
                  (i)             Parity Percentage                                               99.58%
                  (ii)            Senior Parity Percentage                                       105.53%


(f) After giving effect to distributions on this Distribution Date:
                  (i)             1999 A-1 Notes:                                         $75,000,000.00
                  (ii)            1999 A-2 Notes:                                         $75,000,000.00
                  (iii)           1999 A-3 Notes:                                         $75,000,000.00
                  (iv)            1999 A-4 Notes:                                        $100,000,000.00
                  (v)             1999 A-5 Notes:                                         $75,000,000.00
                  (vi)            1999 A-6 Notes:                                         $95,000,000.00
                  (vii)           1999 B-1 Notes:                                         $30,000,000.00

    Total Series A Notes outstanding:                                                    $495,000,000.00
    Total Notes outstanding:                                                             $525,000,000.00

(g) Amount of Program Operating Expenses
    to be allocated for the upcoming Distribution Date:                                      $243,012.00

(h) (i) Aggregate amount of Realized Losses (if any) for the Collection Period
    immediately preceding the Distribution Date:                                                   $0.00
    (ii) Amount received for recoveries of Realized Losses
    from a previous Collection Period
                  (a) interest                                                                     $0.00
                  (b) principal                                                                    $0.00

(i)   (i) Amount of distribution attributable to the Reserve Fund:                                 $0.00
      (ii) Amount of distribution attributable to the Acquisition Fund:                            $0.00
      (iii) Amount of distribution attributable to other Indenture accounts:               $1,160,552.08
      (iv) Reserve Fund Balance:                                                           $3,976,624.00
      (v) Acquisition Fund Balance:                                                                $0.00
      (vi) Other Indenture Account Balances:                                               $2,134,994.61
      (vii) Amount of Parity Percentage Payments:                                                  $0.00

(j)   The aggregate amount paid for Financed Student Loans purchased by the trust during the immediately preceding
      Collection Period:                                                                           $0.00

(k)   Amount of Financed Student Loans:
      (i) that are 31 through 60 days delinquent:                                         $15,150,829.00
      (ii) that are 61 through 90 days delinquent:                                         $8,448,838.00
      (iii) that are 91 through 120 days delinquent:                                       $5,662,723.00
      (iv) that are more than 120 days delinquent:                                         $5,406,329.00
      (v) for which claims have been filed with the appropriate Guaranty
           Agency, guarantor, or escrow fund and which are awaiting payment:                 $41,047.00